SCHEDULE OF OPERATING LEASE ROU ASSETS AND LEASE LIABILITIES (Details) $ in Thousands, $ in Thousands	Jun. 30, 2025 USD ($)	Jun. 30, 2025 SGD ($)	Dec. 31, 2024 SGD ($)
Right-of-use Rou Assets And Lease Payable
Operating lease ROU asset	$ 2,038	$ 2,592	$ 2,592
Less: accumulated amortization	(838)	(1,066)	(960)
Operating lease ROU asset, net	1,200	1,526	1,632
Current portion	183	233	292
Non-current portion	701	891	986
Total	$ 884	$ 1,124	$ 1,278